EXHIBIT 99

                                    FOR:  Whitman Education Group, Inc.

                           APPROVED BY:   Fernando L. Fernandez
                                          Chief Financial Officer
                                          Whitman Education Group, Inc.
                                          (305) 575-6510

FOR IMMEDIATE RELEASE

                                CONTACT:  Investor Relations:
                                          Cheryl Schneider, John Blackwell
                                          Press: Michael McMullan, David Nugent
                                          Morgen-Walke Associates, Inc.
                                          (212) 850-5600

                          WHITMAN EDUCATION GROUP, INC.
                       COMPLETES SALE OF HURON UNIVERSITY

         Miami, FL, August 30, 1999 - Whitman Education Group, Inc. (AMEX: WIX) today announced that it has completed the sale of Huron University to a group led by that school's chancellor. Under the terms of the agreement, Whitman has contributed substantially all of the assets and liabilities of Huron University together with $660,000 to a newly formed acquiring entity, and received a 19.9% equity interest in that entity which will be funded with additional capital from the acquiring group.

         Richard C. Pfenniger Jr., Chief Executive Officer of Whitman Education Group, commented, "The completion of this transaction marks an important step forward for Whitman. With the disposition of Huron University, we will now be able to sharpen our strategic and operational focus on our core customer - the adult learner - and on a successful, highly replicable business model practiced at our other 23 campuses."

         Mr. Pfenniger continued, "Although Huron University is focused on younger, more traditional college students, and does not fit within our long-term growth strategy, it has provided us with some important assets, which will be retained. These assets include an adult learner focused campus in Sioux Falls, which now operates under the Colorado Technical University name, as well as a Master of Business Administration program, which is now offered by Colorado Technical University."

         Mr. Pfenniger concluded, "In addition to sharpening our strategic focus, the disposition of Huron University will also serve to improve our operating results. Although Huron University has been in the process of turning its business around, operating losses incurred during this turnaround period have masked the otherwise solid improvement in our business."

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         Whitman Education Group, Inc. is a proprietary provider of career-oriented post-secondary education. Through three wholly-owned subsidiaries, Whitman currently operates 23 schools in 13 states offering a range of graduate, undergraduate and non-degree certificate and diploma programs primarily in the fields of information technology, healthcare and business, to over 7,000 students.

         EXCEPT FOR HISTORICAL MATTERS CONTAINED HEREIN, STATEMENTS MADE IN THIS PRESS RELEASE ARE FORWARD-LOOKING AND ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS AND OTHERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS INCLUDE RISKS AND UNCERTAINTIES, WHICH MAY AFFECT OUR BUSINESS AND PROSPECTS. FORWARD-LOOKING STATEMENTS MAY RELATE TO OUR FUTURE OPERATING RESULTS. RISKS ASSOCIATED WITH THESE STATEMENTS INCLUDE THE RISK THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THE COMPANY'S STATEMENTS IN THIS RELEASE. FACTORS THAT MAY AFFECT FUTURE RESULTS INCLUDE THE RISK THAT THE NEWLY INDEPENDENT HURON UNIVERSITY MAY NOT QUALIFY TO PARTICIPATE IN STUDENT FINANCIAL AID PROGRAMS AND THE PURCHASER MAY ELECT TO RESCIND THE TRANSACTION, THE POSSIBILITY THAT WE MAY EXPERIENCE UNANTICIPATED ATTRITION OR REDUCTIONS IN STUDENT ENROLLMENT, THE RISK THAT MARKETING EFFORTS MAY NOT ACHIEVE ANTICIPATED RESULTS, THE ULTIMATE RESOLUTION OF OUR LEGAL PROCEEDINGS, OUR ABILITY TO ASSESS AND MEET THE EDUCATIONAL NEEDS AND DEMANDS OF OUR CUSTOMERS AND EMPLOYERS, THE IMPACT OF YEAR 2000 ISSUES, OUR ABILITY TO MAINTAIN OR RENEW REQUIRED REGULATORY APPROVALS, ACCREDITATION OR STATE AUTHORIZATIONS AND OUR ELIGIBILITY TO CONTINUE TO PARTICIPATE IN STUDENT FINANCIAL AID PROGRAMS, BUSINESS CONDITIONS AND GROWTH IN THE POSTSECONDARY EDUCATION INDUSTRY AND THE ECONOMY GENERALLY, AND CERTAIN ECONOMIC, COMPETITIVE, REGULATORY, AND OTHER FACTORS IDENTIFIED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

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